Exhibit 10.5

[Cohen & Company Letterhead]

October 18, 2006

Alesco Financial Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

Gentlemen:

Reference is made to the Letter Agreement, dated as of January 31, 2006 (the “Letter Agreement”), relating to certain rights of first refusal and non-competition arrangements between Cohen Brothers, LLC (d/b/a Cohen & Company) (“Cohen”) and Alesco Financial Trust (“AFT”), in connection with the Management Agreement of same date between AFT and Cohen & Company Management, LLC (formerly Cohen Brothers Management, LLC).

Whereas AFT’s right, title and interest in and to the Management Agreement was assigned to and assumed by Alesco Financial Inc. (formerly Sunset Financial Resources, Inc.) (“Alesco”) pursuant to an Assignment and Assumption Agreement, dated as of October 6, 2006, in connection with the merger of a subsidiary of Alesco and AFT, the parties agree to transfer AFT’s rights and obligations under the Letter Agreement to Alesco. In accordance with the foregoing, we have reached the following agreements regarding the Letter Agreement:

1. All references to “Alesco Financial Trust” and the “Company” in the Letter Agreement are hereby amended to refer to “Alesco Financial Inc.”

2. Alesco and Cohen each hereby agree to be bound by all of the terms of the Letter Agreement, as if Alesco were AFT.

3. The introductory paragraph to the letter agreement is hereby amended to provide that the Management Agreement was assigned by AFT to Alesco as of October 6, 2006.

4. Except as explicitly set forth herein, the Letter Agreement shall remain in full force and effect.

If the foregoing accurately reflects our agreements, please sign below. This letter may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Facsimile transmission of any signed original document shall be deemed the same as delivery of an original.

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Very truly yours, COHEN & COMPANY

By:	/s/ James J. McEntee, III
Name: James J. McEntee, III Title: COO

Accepted and agreed as of

the date first set forth above

ALESCO FINANCIAL INC.

By:	/s/ John J. Longino
Name: John J. Longino Title: CFO